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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006

                            APPLIED FILMS CORPORATION
             (Exact name of Registrant as specified in its charter)

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
          COLORADO                      000-23103                84-1311581
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)
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
9586 I-25 FRONTAGE ROAD, SUITE 200, LONGMONT, COLORADO                  80504
       (Address of Principal Executive Offices)                       (Zip Code)
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                                  303-774-3200
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 8.01 OTHER EVENTS

     On May 4, 2006, Applied Films Corporation ("Applied Films"), Applied
Materials, Inc. ("Applied Materials") and Blue Acquisition, Inc., a wholly-owned subsidiary of Applied Materials ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Applied Films with Applied Films continuing as the surviving entity (the "Merger"). On May 4, 2006, Applied Films and
Applied Materials issued a joint press release announcing execution of the Merger Agreement. On May 4, 2006, Applied Films and Applied Materials also held a joint conference call to discuss the Merger. A copy of the transcript of this conference call is furnished as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

                   Additional Information and Where to Find It

     In connection with the proposed Merger, Applied Films will be filing a proxy statement and other relevant materials with the Securities and Exchange
Commission ("SEC"). WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY
STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the proxy statement, as well as other filed materials containing information about the Applied Films at www.sec.gov, the SEC's website. Investors may also obtain free copies of the proxy statement and the other materials at www.appliedfilms.com, or by request to Applied Films Corporation, Attn: Chief Financial Officer, 9586 I-25 Frontage
Road, Suite 200, Longmont, Colorado 80504.

                        Participants in the Solicitation

     Applied Films and its directors and executive officers may be deemed, under the SEC rules, to be participants in the solicitation of proxies from Applied
Films shareholders in favor of the proposed Merger. Information regarding the identity of Applied Films' directors and executive officers is set forth in Applied Films' annual report on Form 10-K for the year ended July 2, 2005 and a
Schedule 14A filed by Applied Films with the SEC on September 30, 2005, both of which are available free of charge from the SEC or from Applied Films as indicated above. Additional information about the interest of potential participants will be included in the proxy statement and other materials concerning the proposed Merger to be filed with the SEC.


                                        2

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

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
Exhibit No.   Description
-----------   -----------
       99.1   Transcript of May 4, 2006 conference call.
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                                        3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2006                      APPLIED FILMS CORPORATION


                                        By /s/ Lawrence D. Firestone
                                           -------------------------------------
                                           Lawrence D. Firestone
                                           Chief Financial Officer


                                        4

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                                  Exhibit Index

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
Exhibit No.   Description
-----------   -----------
       99.1   Transcript of May 4, 2006 conference call.
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